UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Funds For Institutions Series

Ready Assets U.S. Treasury Money Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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December 20, 2019

Dear Shareholder:

Joint special meetings of the shareholders of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, each a series of Funds For Institutions Series, and Ready Assets U.S. Treasury Money Fund (each a “Fund”, collectively the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Monday, February 10, 2020, at 10:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed joint proxy statement (“Joint Proxy Statement”).

You have received this letter and Joint Proxy Statement because you were a shareholder of record of at least one Fund at the close of business on December 13, 2019 (the “Record Date”).

The purpose of the Meeting, as described in the enclosed Joint Proxy Statement, is to seek shareholder approval in connection with the liquidation of the assets and the termination of each Fund, in each case pursuant to the provisions of a Plan of Liquidation and Termination approved by each Fund’s respective Board (as defined below) (the “Proposal”). Under each Fund’s Declaration of Trust, each Fund must obtain shareholder approval to liquidate and terminate the Fund. If the Proposal is approved by a Fund’s shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to the Fund’s shareholders on or about February 13, 2020. The Funds will then be terminated. A copy of the form of the Plan of Liquidation and Termination for each Fund, which more completely describes the transactions proposed, is attached as Appendix A to the Joint Proxy Statement.

Shareholders of each Fund will vote separately on the Proposal with respect to that Fund. The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to the other Funds.

The Boards of Trustees of Funds For Institutions Series, on behalf of each of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, and Ready Assets U.S. Treasury Money Fund (each a “Board” and collectively, the “Boards”) have each approved the Proposal and each unanimously recommends that you vote “FOR” the Proposal described in the Joint Proxy Statement.

We urge you to carefully review the Joint Proxy Statement, which explains the Proposal in more detail.

Your vote is important. Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	In person at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

If you have any questions about the Proposal, please call Computershare Fund Services, each Fund’s proxy solicitor, toll-free at (866) 704-4427.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street,

New York, New York 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement (the “Joint Proxy Statement”), for your convenience we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q. What issues am I being asked to vote “FOR” in the Joint Proxy Statement?

A. You are being asked to approve a proposal to liquidate the assets of, and terminate, one or more of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, each a series of Funds For Institutions Series, and Ready Assets U.S. Treasury Money Fund (each a “Fund” and collectively the “Funds”), in each case pursuant to a Plan of Liquidation and Termination (each, a “Plan” and collectively, the “Plans”) (the “Proposal”).

Shareholders of each Fund will vote separately on the Proposal with respect to that Fund. The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to the other Funds.

Q. Why am I receiving this Joint Proxy Statement at this time?

A. BlackRock Advisors, LLC (“BlackRock”) the investment adviser for FFI Government Fund and Ready Assets U.S. Treasury Money Fund and the administrator for BlackRock Premier Government Institutional Fund and BlackRock Select Treasury Strategies Institutional Fund, has recommended liquidating the assets of, and terminating, each Fund.

BlackRock’s recommendation was primarily based on the fact that the Funds’ small asset sizes and resultant inefficiencies, such as the high cost of operating the Funds and the Funds’ inability to realize economies of scale, have made the Funds less competitive in the marketplace, and in BlackRock’s judgment it would be in the best interests of each Fund and its shareholders to liquidate and terminate each Fund.

The Declaration of Trust applicable to each Fund requires that both the applicable Fund’s Board (as defined below) and shareholders approve the liquidation and termination of the Fund. The Boards of Trustees of Funds For Institutions Series, on behalf of each of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, and Ready Assets U.S. Treasury Money Fund (each, a “Board” and collectively, the “Boards”), including all of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously recommend that you vote “FOR” the Proposal. The Funds’ shareholders are now being asked to approve their applicable Fund’s liquidation and Plan.

Q. Will liquidating a Fund create U.S. federal income tax consequences for shareholders?

A. The liquidating distribution a shareholder receives should be treated as payment in exchange for the shareholder’s Fund shares and as payment of the shareholder’s declared but unpaid dividends. As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the adjusted tax basis in the shareholder’s shares and the payment received in exchange for the shares. The payment for the shareholder’s accrued but unpaid dividends should be taxable as ordinary income. Each Fund is a money market fund that seeks to maintain a $1.00 net asset

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value per share. Provided each of the Funds maintains a stable $1.00 net asset value per share, shareholders should typically not recognize gain or loss from the payment received for the shares because the payment received for the shares generally should be the same as the shareholder’s adjusted tax basis in the shares. However, there is no guarantee that shareholders will receive $1.00 per share, and shareholders may receive a lesser or greater amount than $1.00 per share.

Q. What will happen to my investment if the Proposal is approved with respect to my Fund?

A. Each Plan will become effective on the date on which that Fund’s shareholders approve it. If the shareholders of your Fund approve the Proposal, your Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by its shareholders (the “Liquidation Date”). The Liquidation Date is expected to occur on or around February 13, 2020. It also is expected that the liquidating distribution to each Fund’s shareholders will be made in cash.

Q. What happens if the Proposal is not approved with respect to my Fund?

A. If the shareholders of your Fund do not approve its liquidation, then you will remain a shareholder of the Fund and it will not liquidate. The Board would then consider other alternatives for your Fund, which may include another liquidation proposal. In addition, shareholders will still be able to redeem their shares of a Fund if it is not liquidated.

Q: May I continue to redeem my investment after the shareholder meeting has taken place?

A: Yes, you may continue to redeem your investment up to the Liquidation Date.

Q. How does the Board recommend that I vote?

A. The members of each Board, including all of the Independent Trustees, unanimously recommend that you vote in favor of the Proposal. The reasons for their recommendation are discussed in more detail in the enclosed Joint Proxy Statement under “Reasons for the Liquidations.”

Q. Will the Funds pay for the proxy solicitation and related legal costs?

A. No. The total expenses of preparing, printing, and mailing the proxy materials, soliciting and tabulating proxies and related legal expenses will be borne by BlackRock or its affiliates.

The Funds have retained Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of each Fund.

Additionally, as of November 22, 2019, BlackRock will waive or reimburse all operating expenses of each Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be reduced or discontinued at any time but BlackRock anticipates keeping the waiver/reimbursement in place until the Liquidation Date.

Q. When and where will the shareholders’ meeting be held?

A. Each shareholders’ meeting will be held at BlackRock’s offices located at 1 University Square Drive, Princeton, New Jersey 08540-6455, on Monday, February 10, 2020, at 10:00 a.m. (Eastern time) (the “Meeting”).

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Q. How can I vote my shares?

A. Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or voting instruction form(s), or by Internet by going to the Internet address provided on the proxy card(s) or voting instruction form(s) and following the instructions. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote by ballot in person at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting.

Q. Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Computershare Fund Services, each Fund’s proxy solicitor, toll-free at (866) 704-4427.

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NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 10, 2020

To the Shareholders:

Joint special meetings of the shareholders of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, each a series of Funds For Institutions Series, and Ready Assets U.S. Treasury Money Fund (each, a “Fund” and collectively, the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Monday, February 10, 2020, at 10:00 a.m. (Eastern time) (the “Meeting”), for each Fund, respectively, to consider and vote on the proposal set forth below, as more fully described in the accompanying joint proxy statement.

The Meeting will be held for the following purposes:

Proposal 1:	To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Proposal 1 is discussed in greater detail in the attached joint proxy statement.

The Board of Trustees of Funds For Institutions Series, on behalf of each of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, and the Board of Trustees of Ready Assets U.S. Treasury Money Fund are each referred to as a “Board” and collectively, the “Boards.”

Each Board unanimously recommends that you vote “FOR” Proposal 1.

Shareholders of record of a Fund as of the close of business on December 13, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the Proposal, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at (866) 704-4427.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, New York 10022

December 20, 2019

FUNDS FOR INSTITUTIONS SERIES

BlackRock Premier Government Institutional Fund

BlackRock Select Treasury Strategies Institutional Fund

FFI Government Fund

60 State Street

Boston, MA 02109

(800) 225-1576

READY ASSETS U.S. TREASURY MONEY FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

JOINT SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 10, 2020

This joint proxy statement (this “Joint Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Trustees of Funds For Institutions Series and Ready Assets U.S. Treasury Money Fund (each, a “Board” and collectively, the “Boards”). The proxies will be voted at the joint special meetings of shareholders of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund, each a series of Funds For Institutions Series, and Ready Assets U.S. Treasury Money Fund (each, a “Fund” and collectively, the “Funds”) (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on Monday, February 10, 2020, at 10:00 a.m. (Eastern time). The Meeting will be held for the purpose of voting on the proposal (the “Proposal”), as more fully described below.

The Boards have determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Shareholders will receive a copy of this Joint Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about January 2, 2020.

Funds For Institutions Series and Ready Assets U.S. Treasury Money Fund are each organized as a Massachusetts business trust (each, a “Trust” and collectively, the “Trusts”) and each is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as a money market fund under Rule 2a-7 under the 1940 Act. Each Fund’s fiscal year end is April 30.

Shareholders of record at the close of business on December 13, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each full share of each Fund that they own and an appropriate fraction of a vote for each fractional share held.

The number of shares of each Fund outstanding as of the close of business on the Record Date and the net assets of each Fund as of that date are shown in this Joint Proxy Statement under ”Voting Information — Voting Eligibility and Number of Votes” below.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a registered shareholder of a Fund and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and plan to attend the Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in a Fund, such as your proxy card, voting instruction form (or a copy thereof) or a letter from your bank, broker, financial intermediary or other nominee or broker’s statement indicating ownership as of the Record Date. Also, if you are a beneficial shareholder of a Fund, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your bank, broker, financial intermediary or other nominee and present it at the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com/cash. In addition, each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at the address specified below, or by calling the applicable Fund toll-free at the number specified below:

For BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund:

Written Correspondence:

BlackRock Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 219504

Kansas City, Missouri 64121-9504

Overnight Mail:

BlackRock Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street

Suite 219504

Kansas City, Missouri 64105-1407

(800) 225-1576

For Ready Assets U.S. Treasury Money Fund:

Written Correspondence:

c/o Financial Data Services, LLC

P.O. Box 40486

Jacksonville, Florida 32203-0486

Overnight Mail:

c/o Financial Data Services, LLC

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

(800) 221-7210

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Joint Proxy Statement, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Fund’s address or phone number set forth above.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposals. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

If you have any questions regarding the enclosed proxy materials, the proposal to be voted on or need assistance in voting your shares, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Funds, toll-free at (866) 704-4427.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 10, 2020.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-30999

PROPOSAL 1: TO APPROVE THE LIQUIDATION AND TERMINATION OF THE FUND PURSUANT TO THE PLAN OF LIQUIDATION AND TERMINATION

Introduction

The Boards have approved, subject to shareholder approval, the liquidation of assets and termination of each Fund, respectively, in each case pursuant to a Plan of Liquidation and Termination (each, a “Plan” and collectively, the “Plans”). Each Plan, if approved by the applicable Fund’s shareholders, provides for the sale of a Fund’s assets and distribution of the net proceeds to the Fund’s shareholders. The discussion contained herein is qualified entirely by reference to the Plans. The form of the Plan for each Fund is attached to this Joint Proxy Statement as Appendix A.

Reasons for the Liquidations

At a meeting held on November 12, 2019, based on BlackRock’s presentation and recommendation, the Boards have determined that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds.

In evaluating the liquidation and the Plan for each Fund, each Board considered a number of factors, including particularly each Fund’s current asset size, its current expense ratio, and the likelihood that each such Fund’s assets will continue to decrease. The Boards considered BlackRock’s determination that, because of the Funds’ small asset sizes, the anticipated further decreases in assets because of a lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Funds and the Funds’ inability to realize economies of scale, the Funds have been made less competitive to potential buyers and that in BlackRock’s judgment it would be in the best interests of the Funds and their shareholders to liquidate the Funds. The Boards also considered alternatives to liquidating and terminating the Funds, such as merging them into other money market funds managed by BlackRock. The Boards also considered that as of November 22, 2019, BlackRock will voluntarily waive or reimburse all operating expenses of each Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable, and that BlackRock anticipated keeping the waiver/reimbursement in place until the Liquidation Date. The Boards also considered that BlackRock or its affiliates would make a purchase, out of its own assets, of an amount of shares equal to at least two-thirds of each Fund’s outstanding shares as of the Record Date and that in connection with this Joint Proxy Statement those shares would be voted at the direction of a third party firm.

The Boards considered management’s descriptions of the alternatives that it had considered to liquidation, and relied on management’s representations that liquidation was the best option for the Funds. Based on an evaluation of all the factors and conclusions noted above, including management’s recommendations, the Boards concluded that the liquidation and termination of the Funds was in the best interests of the Funds and their shareholders. Based on their consideration of these and other factors deemed relevant, the Boards, including all of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, unanimously approved the liquidation of the Funds and unanimously adopted resolutions approving the Plans as the method of liquidating and terminating the Funds and directed that they be submitted to the shareholders of the Funds for consideration.

Summary of the Plans of Liquidation and Termination

On November 12, 2019, each Board approved a Plan for each Fund, a form of which is attached to this Joint Proxy Statement as Appendix A. Shareholders are encouraged to read the Plan in its entirety.

The effective date of each Plan (the “Effective Date”) shall be the date on which such Plan is approved by the affirmative vote of two-thirds of the shares of the Fund entitled to vote with respect to each Plan cast at the Meeting (or at any properly adjourned, postponed or delayed Meeting) at which a quorum is present. Each Fund will vote separately on the Proposal with respect to that Fund and approval of a Proposal for one Fund is not dependent on the approval of the Proposal for another Fund. On the Effective Date, each Fund shall cease its regular business as an investment company or as a series of an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that each Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

As soon as reasonable and practicable after the Effective Date, each Fund intends to liquidate its assets. As soon as reasonably practicable after the date on which a Fund’s assets have been liquidated, but no later than February 14, 2020 (or such other date which is 10 business days following the Effective Date) (the “Liquidation Date”), each Fund intends to distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date, all of such Fund’s then existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of such Fund on the Fund’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date; and (b) pay such contingent liabilities as the appropriate officers of each Fund shall reasonably deem to exist against the assets of the Fund then on the Fund’s books.

If a Fund is unable to make distributions to all of its shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws.

A Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and termination of each Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. A Board may abandon a Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. BlackRock or its affiliates will bear all expenses incurred by or allocable to each Fund in executing a Plan, including the proxy solicitation, but the shareholders will pay the cost of the securities transactions, if any, conducted in liquidating the Fund’s assets.

U.S. Federal Income Tax Consequences of a Liquidation of a Fund

The following is a general summary of the anticipated material U.S. federal income tax consequences of the liquidation of a Fund. The discussion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisors on the U.S. federal income tax consequences of receiving a liquidating distribution, as well as the effects of state, local and non-U.S. tax laws.

As discussed above, shareholders of record as of the close of business on the Liquidation Date will receive a liquidating distribution, which should be treated as payment in exchange for the shareholder’s Fund shares and as payment of the shareholder’s declared but unpaid dividends. As a result, each shareholder would recognize gain or loss in an amount equal to the difference between the adjusted tax basis in the shareholder’s shares and the payment received in exchange for the shares. The payment for the shareholder’s accrued but unpaid dividends should be taxable as ordinary income. Each Fund is a money market fund that seeks to maintain a $1.00 net asset value (“NAV”) per share. Provided each of the Funds maintains a stable $1.00 NAV per share, shareholders should typically not recognize gain or loss from the payment received for the shares because the payment received for the shares generally should be the same as the shareholder’s adjusted tax basis in the shares. However, there is no guarantee that shareholders will receive $1.00 per share, and shareholders may receive a lesser or greater amount than $1.00 per share.

If the shareholder holds the shares as a capital asset on the Liquidation Date, the character of the gain or loss on the payment for the shares should be capital and, unless the shareholder chooses to adopt a simplified “NAV method” of accounting described in Treasury Regulation Section 1.446-7, treated as long-term if the shareholder’s holding period is more than one year and short-term if the shareholder’s holding period is one year or less.

Each shareholder’s tax consequences differ, and shareholders are urged to consult their tax advisor to determine the tax consequences of receiving the liquidating distribution.

VOTING INFORMATION

Voting Eligibility and Number of Votes

Only shareholders of record of each Fund as of the close of business on the Record Date will be entitled to vote at the Meeting. The outstanding shares of each Fund entitled to vote as of the Record Date is set forth in the table below:

Trust/Fund	Shares Outstanding/ Number of Votes
Funds For Institutions Series
BlackRock Premier Government Institutional Fund	80,016,741
BlackRock Select Treasury Strategies Institutional Fund	600,694
FFI Government Fund	97,433,284
Ready Assets U.S. Treasury Money Fund	25,881,729

Quorum Requirement

Shareholders of record at the close of business on December 13, 2019 (the “Record Holders”) are entitled to vote at the Meeting. The presence in person or by proxy at the meeting of a majority of the shares of the Fund held by the Record Holders will constitute a quorum.

Required Vote

When a quorum is present at the Meeting, the affirmative vote of Record Holders that hold shares representing not less than two-thirds of the shares of such Fund are required to approve the proposal.

Abstentions and Broker Non-Votes

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. Shares held of record by broker-dealers as to which such authority has been granted shall be counted as present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received. Shares represented by proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the Proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against a Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the chairman of the Meeting may adjourn the Meeting from time to time to permit further solicitation of proxies. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE; CHANGE IN CONTROL

On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of each of the Funds, or any class thereof.

To the best knowledge of each Trust, as of the Record Date, no person, except as set forth in Appendix B and discussed below, owned of record 5% or more of the outstanding shares of any class of any Fund.

BlackRock’s affiliates owned at least two-thirds of each Fund’s shares as of the Record Date. The shares held by such BlackRock affiliates will be voted at the direction of an independent third-party firm. BlackRock Financial Management, Inc., an affiliate of BlackRock, made purchases of shares from each Fund, as set forth in the chart below, using its own assets to facilitate the ability to obtain a quorum for voting on the Proposal:

Fund	Number of Shares Purchased by BlackRock Financial Management, Inc.	Date of Share Purchase	Percentage of Total Fund Voting Shares Owned by BlackRock Financial Management, Inc. as of the Record Date
BlackRock Premier Government Institutional Fund	54,000,000	November 22, 2019	67.48%

BlackRock Select Treasury Strategies Institutional Fund	500,000	November 22, 2019	83.23%

FFI Government Fund	67,000,000	November 22, 2019	68.76%

Ready Assets U.S. Treasury Money Fund	18,000,000	November 22, 2019	69.61%

MORE INFORMATION ABOUT THE TRUSTS

The Trusts

Funds For Institutions Series

Funds For Institutions Series is a business trust organized on May 7, 1987 under the laws of Massachusetts. Funds For Institutions Series is an open-end management investment company comprised of separate series, each of which is a separate portfolio offering shares to selected groups of purchasers. The Trustees of Funds For Institutions Series are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest, $0.01 par value per share, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Funds For Institutions Series is presently comprised of five series, including BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund. Shareholder approval is not required for the authorization of additional series of Funds For Institutions Series. At the date of this Joint Proxy Statement, each of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund offers one class of shares. All shares of BlackRock Premier Government Institutional Fund, BlackRock Select Treasury Strategies Institutional Fund and FFI Government Fund have equal voting rights.

BlackRock Premier Government Institutional Fund is a “feeder” fund that invests all of its assets in Master Premier Government Institutional Portfolio, a portfolio of Master Institutional Money Market LLC, which has the same investment objectives and strategies as the Fund. BlackRock Premier Government Institutional Fund is currently the only feeder fund into Master Premier Government Institutional Portfolio. Should shareholders of BlackRock Premier Government Institutional Fund vote to approve the liquidation and termination of such fund, the Board of Directors of Master Institutional Money Market LLC has approved the termination of Master Premier Government Institutional Portfolio following the Liquidation Date.

BlackRock Select Treasury Strategies Institutional Fund is a “feeder” fund that invests all of its assets in Master Treasury Strategies Institutional Portfolio, a portfolio of Master Institutional Money Market LLC, which has the same investment objectives and strategies as the Fund. BlackRock Select Treasury Strategies Institutional Fund is currently one of two feeder funds into Master Treasury Strategies Institutional Portfolio. Should shareholders of BlackRock Select Treasury Strategies Institutional Fund vote to approve the liquidation and termination of such fund, Master Treasury Strategies Institutional Portfolio is expected to continue operations.

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S. Treasury Money Fund was organized on October 30, 1990 as a business trust under the laws of the Commonwealth of Massachusetts. The Declaration of Trust of Ready Assets U.S. Treasury Money Fund permits the Trustees of Ready Assets U.S. Treasury Money Fund to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in Ready Assets U.S. Treasury Money Fund. Each share represents an equal proportionate interest in Ready Assets U.S. Treasury Money Fund with each other share.

The Investment Adviser and Administrator

BlackRock Advisors, LLC (previously defined as “BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, is the investment adviser of FFI Government Fund and Ready Assets U.S. Treasury Money Fund, and administrator to BlackRock Premier Government Institutional Fund and BlackRock Select Treasury Strategies Institutional Fund. Because BlackRock Premier Government Institutional Fund and BlackRock Select Treasury Strategies Institutional Fund are feeder funds that fully invest their assets in master funds, they do not have an investment adviser. BlackRock is the investment adviser for the corresponding master funds.

Distributor

BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, is each Fund’s distributor.

Delivery of Joint Proxy Statement — Householding

Only one Joint Proxy Statement is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver, promptly upon oral or written request, a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was delivered.

Shareholder Proposals

As a general matter, none of the Funds holds regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send timely notice of such proposal, meeting the requirements set forth in the Fund’s By-Laws, to the Secretary of the Fund at the address set forth on the first page of this Joint Proxy Statement that is applicable to that Fund. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the Joint Proxy Statement or presentation of the proposal at a meeting, as inclusion and presentation are subject to compliance with certain Federal regulations.

Expense and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies and related legal expenses are estimated to be approximately $34,000 for BlackRock Premier Government Institutional Fund, $34,000 for BlackRock Select Treasury Strategies Institutional Fund, $34,000 for FFI Government Fund, and $34,000 for Ready Assets U.S. Treasury Money Fund. These expenses will be borne by BlackRock or its affiliates. The Funds have retained Computershare Fund Services (“Computershare”), located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an estimated cost of approximately $3,000 for BlackRock Premier Government Institutional Fund, $3,000 for BlackRock Select Treasury Strategies Institutional Fund, $3,000 for FFI Government Fund, and $3,000 for Ready Assets U.S. Treasury Money Fund. Representatives of BlackRock and its affiliates may also solicit proxies.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of BlackRock, 1 University Square Drive, Princeton, New Jersey 08540-6455, for inspection by any shareholder during regular business hours beginning two business days after notice is given of the Meeting and continuing through the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card or voting instruction form, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

APPENDIX A

FORM OF PLAN OF LIQUIDATION AND TERMINATION

This Plan of Liquidation and Termination (the “Plan”) is intended to accomplish the complete liquidation and termination of [each of the series listed on Exhibit A (each such series, a “Fund” and collectively, the “Funds”) of] [Name of Trust], a Massachusetts business trust (the “Trust”), registered with the Securities and Exchange Commission (“SEC”) as an open-end management company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Declaration of Trust dated [    ], as amended, and its Amended and Restated ByLaws, dated as of November 28, 2018 (“Organizational Documents”). [All references in this Plan to action taken by the Funds shall be deemed to refer to action taken by the Trust on behalf of each of the Funds individually.]

WHEREAS, in light of the future prospects for the growth of the [Funds/Trust] and the anticipated costs to operate the [Funds/Trust], BlackRock Advisors, LLC (“BlackRock”) the [Funds’/Trust’s] [adviser/administrator], has recommended that the [Funds/Trust] be liquidated and terminated; and

WHEREAS, the Board of Trustees of the Trust (the “Board of Trustees”) has considered the impact on the [Funds’/Trust’s] shareholders of the liquidation and termination of the [Funds/Trust]; and

WHEREAS, the Board of Trustees has determined that the prompt liquidation and termination of the [Funds/Trust] is advisable and in the best interests of the shareholders of the [Funds/Trust], and has considered and approved this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board has directed the proposal to liquidate and terminate the [Funds/Trust] be submitted to the shareholders of the [Funds/Trust] at a meeting of shareholders and has authorized distribution of a proxy statement in connection with solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and termination shall be carried out in the manner set forth herein:

1. Notice of Liquidation. Written notice (“Notice”) to the Funds’ shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ November 12, 2019 approval of the liquidation of the [Funds/Trust] notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Funds will be liquidating their assets on or around February 13, 2020, or at such later date determined by BlackRock, but in no event later than February 14, 2020, (or such other date which is 10 business days following the Effective Date, defined below) (the “Liquidation Date”), if the shareholders of the [Funds/Trust] approve the Plan.

2. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the [Funds/Trust] called for the purpose of voting upon the Plan (the “Effective Date”). This Plan is intended to be a “plan of liquidation” for purposes of Section 331/332 of the Code.

3. Liquidation. Consistent with the provisions of this Plan, the [Funds/Trust] shall be liquidated as promptly as practicable in accordance with their Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (“Liquidation”).

4. Cessation of Business. On the Effective Date, the [Funds/Trust] shall cease regular business as [a series of] an investment company and shall not engage in any business activities except for the purposes of winding up the [Funds’/Trust’s] business and affairs, preserving the value of [its/their] assets, and distributing [its/their] assets to shareholders in the [Funds/Trust] in accordance with the provisions of this Plan after discharging or making reasonable provision for the [Funds’/Trust’s] liabilities; provided, however, that the [Funds/Trust] may continue to carry on [its/their] activities as investment compan[y][ies], as described in their current prospectuses and any supplements thereto, with regard to their existing shareholders and assets, until the final liquidating distribution to [its/their] shareholders is made. The Board of Trustees and the appropriate officers of the [Funds/Trust] may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Trust shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations that are known to the Trust but for which the identity of the claimant is unknown.

6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the [Funds’/Trust’s] assets shall be converted into cash or cash equivalents or otherwise liquidated.

7. Liquidating Distribution. On the Liquidation Date, the Trust shall distribute pro rata to the [Funds’/Trust’s] shareholders of record as of the close of business on the Liquidation Date all of the [Funds’/Trust’s] then existing assets in complete and full cancelation and redemption of all the outstanding shares of the [Funds/Trust], except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) discharge any unpaid liabilities and obligations of the [Funds/Trust] on the [Funds’/Trust’s] books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the appropriate officers of the Trust shall reasonably deem to exist against the assets of the [Funds/Trust] then on the [Funds’/Trust’s] books. If the Trust is unable to make distributions to all of the [Funds’/Trust’s] shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws. Following the Liquidation Date, if [a Fund/the Trust] receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the appropriate officers of the Trust not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the [Fund/Trust] as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Trustees or, subject to the direction of the Board of Trustees, the Trust’s officers shall deem appropriate.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the [Funds/Trust] shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to [its/their] shareholders (A) all of the [Funds’/Trust’s] investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of their current taxable year and ending on the Liquidation Date and (B) all of the [Funds’/Trust’s] net capital gain recognized in [its/their] taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover). Alternatively, or in conjunction therewith, the [Funds/Trust] may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the [Funds’/Trust’s] shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan. BlackRock or its affiliates will bear all the [Funds’/Trust’s] expenses (except brokerage expenses, if any) arising from or incurred as a result of the Liquidation, including the costs of any proxy solicitation, except that the [Funds’/Trust’s] shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10. Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Trust, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Filings. The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or termination of the [Funds/Trust] [Applicable only to Ready Assets U.S. Treasury Money Fund: and/or deregistration of the Trust under the 1940 Act] with the Commonwealth of Massachusetts, the Internal Revenue Service (“IRS”), the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Trust are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of the Effective Date of this Plan.

12. Amendment of Plan. The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the [Funds/Trust], the distribution of the [Funds’/Trust’s] net assets to their shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the [Funds’/Trust’s] Organizational Documents, and the winding up of the affairs of the [Funds/Trust], if the Board of Trustees determines that such action would be advisable and in the best interests of the [Funds/Trust] and their shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the [Funds/Trust] and their shareholders.

Notice is given that the obligations of the [Funds/Trust] under this Plan are not binding on any of the Trustees, shareholders, officers, agents or employees of the [Funds or] Trust personally or on any other series of the Trust, but bind only the trust property of the [Funds/Trust].

Adopted by the Board of Trustees on November 12, 2019.

Exhibit A

[Name of Series]

APPENDIX B

FIVE PERCENT SHARE OWNERSHIP

Fund and Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Funds For Institutions Series

BlackRock Premier Government Institutional Fund	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	54,000,000	67.48%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	12,404,720	15.50%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5,666,236	7.08%

BlackRock Select Treasury Strategies Institutional Fund	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	500,000	83.23%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	95,096	15.83%

FFI Government Fund	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	67,000,000	68.76%

Ready Assets U.S. Treasury Money Fund	BlackRock Financial Management, Inc. 40 East 52nd Street New York, NY 10022	18,017,687	69.61%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	7,864,042	30.38%

B-1

APPENDIX

FORM OF PROXY CARDS

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	READY ASSETS U.S. TREASURY MONEY FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 10, 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Ready Assets U.S. Treasury Money Fund (the “Fund”), a Massachusetts business trust, hereby appoints John M. Perlowski and Jay M. Fife, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540, on Monday, February 10, 2020 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

RAU_30999_103119

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and termination of the Fund pursuant to the plan of liquidation and termination.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

      xxxxxxxxxxxxxx                    RAU 30999                    M      xxxxxxxx                     +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK PREMIER GOVERNMENT INSTITUTIONAL FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 10, 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of BlackRock Premier Government Institutional Fund (the “Fund”), a series of Funds For Institutions Series (the “Trust”), a Massachusetts business trust, hereby appoints John M. Perlowski and Jay M. Fife, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540, on Monday, February 10, 2020 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BPG_30999_103119

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and termination of the Fund pursuant to the plan of liquidation and termination.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

      xxxxxxxxxxxxxx                    BPG 30999                    M      xxxxxxxx                     +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK SELECT TREASURY STRATEGIES INSTITUTIONAL FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 10, 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of BlackRock Select Treasury Strategies Institutional Fund (the “Fund”), a series of Funds For Institutions Series (the “Trust”), a Massachusetts business trust, hereby appoints John M. Perlowski and Jay M. Fife, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540, on Monday, February 10, 2020 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BST_30999_103119

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and termination of the Fund pursuant to the plan of liquidation and termination.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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      xxxxxxxxxxxxxx                    BST 30999                    M      xxxxxxxx                     +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	FFI GOVERNMENT FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 10, 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of FFI Government Fund (the “Fund”), a series of Funds For Institutions Series (the “Trust”), a Massachusetts business trust, hereby appoints John M. Perlowski and Jay M. Fife, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Joint Special Meeting of the Shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540, on Monday, February 10, 2020 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

FFI_30999_103119

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and termination of the Fund pursuant to the plan of liquidation and termination.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

      xxxxxxxxxxxxxx                    FFI 30999                    M      xxxxxxxx                     +